U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2021
ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADES	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 12, 2021, the Company's board of directors ("BOD") approved the creation of the Chief Accounting Officer position and the appointment of Morgan Fields to this position effective August 17, 2021. Ms. Fields previously held the position of Vice President of Accounting. She will continue to hold the principal financial officer designation. The Company's BOD also approved entering into riders to the respective employment agreements (the "Riders") with Ms. Fields and Joe Wong, the Company's Chief Technology Officer.
Pursuant to the Rider to her employment agreement, Ms. Fields is paid a salary of $275,000, per annum, and is eligible for a bonus under the Company’s Short-Term Incentive Plan with a target of 50% of her base salary, prorated to match her time in this position. Ms. Fields retention agreement amount was also increased to $165,000. Additionally, Ms. Fields will be granted 13,781 shares of Company stock under a restricted stock agreement with a 3-year vesting schedule. No financial changes were made to Mr. Wong's agreement.
The Riders for Ms. Fields and Mr. Wong are substantially similar to the Rider entered into between ADES and its former CEO, L. Heath Sampson (the "Form Rider") except that Ms. Fields' and Mr. Wong’s Riders (i) allow for a 12 month period of severance payments and compliance with certain restrictive covenants, including a non-compete, under certain circumstances in place of the twelve month period contemplated in the Form Rider and (ii), if employment is terminated as part of a Reduction in Force program, provide for the vesting of all restricted stock, a short-term incentive plan if employment is terminated prior to December 31 of the applicable calendar year, and 12 months of severance payments.
The Form Rider is incorporated by reference into this Report. The foregoing description of the Riders for Ms. Fields and Mr. Wong is only a summary, and we refer you to the full text of the Form Rider.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Form	File No.	Incorporated by Reference Exhibit	Filing Date
10.1	Rider to Employment Agreement between Advanced Emissions Solutions, Inc. and L. Heath Sampson dated August 27, 2014	8-K	001-37822	10.66	September 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2021

Advanced Emissions Solutions, Inc.
Registrant

/s/ Greg Marken
Greg Marken
Interim Chief Executive Officer

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